                                                                   EXHIBIT 10.35

                       ASSIGNMENT AND ASSUMPTION OF LEASE

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") made and entered into as of this 27th day of APRIL, 2001, by and between COMAG MARKETING GROUP, LLC, a Delaware limited liability company ("Assignor"), and INTERNATIONAL PERIODICAL DISTRIBUTORS, INC., a NEVADA corporation ("Assignee").

                              W I T N E S S E T H:

         WHEREAS, Assignor is the current lessee under a lease (the "Lease") dated September 26, 1995, between Milan Industrial Park, Ltd., as lessor, ("Lessor") and Eastern News Distributors, Inc., as lessee ("Eastern"), by the terms of which certain real property situated in the City of Milan, Ohio was leased to Eastern;

         WHEREAS, Eastern's interest as lessee under the Lease was assigned to Assignor; and

         WHEREAS, Assignor desires to assign all of its right, title, estate and interest as lessee under the Lease to Assignee as of the Effective Date, as hereinafter defined, and Assignee desires to assume all of Assignor's right, title, estate, interest, duties and obligations as lessee under the Lease as of the Effective Date;

         NOW, THEREFORE, in consideration of the agreements and obligations hereinafter set forth and other good and valuable consideration received to the full satisfaction of Assignor and Assignee, the parties hereto agree as follows:

         1. As of the Effective Date, Assignor conveys, transfers and assigns unto Assignee all of Assignor's right, title, estate and interest which Assignor has or may have in and to the Lease and the leased premises under the Lease.

         2. Assignee hereby accepts the foregoing assignment from Assignor of the Lease and the leased premises and assumes, as of the Effective Date, all of the liabilities and obligations of the lessee under the Lease and agrees to pay all rent and other sums required to be paid under the Lease and to keep, perform and observe all of the obligations, terms and conditions of the Lease on the part of the lessee therein to be kept, performed and observed from and after the Effective Date.

         3. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all liability, damage, loss, cost, expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses), actions, claims and causes of action incurred or suffered by Assignor by reason of any breach by Assignee of the covenants, agreements, obligations, terms and conditions of the Lease with respect to periods from and after the Effective Date.

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         4.       Assignor agrees to indemnify, defend and hold Assignee
harmless from and against any and all liability, damage, loss, cost, expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses), actions, claims and causes of action incurred or suffered by Assignee by reason of any breach by Assignor of the covenants, agreements, terms and conditions of the Lease with respect to periods prior to the Effective Date.

         5. This Assignment shall be effective on May 1, 2001 (the "Effective Date).

         6. This Assignment shall be deemed to contain all of the terms and conditions agreed upon, it being understood that there are no outside representations or oral agreements.

         7. This Assignment shall be binding on and shall [ILLEGIBLE] to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, Assignor and Assignee have hereunto subscribed their names as of the day and year first above written.

Signed and acknowledged
in the presence of:                    COMAG MARKETING GROUP, LLC

/s/ Bridgett Fitzpatrick               By: /s/ Debra Delmar
-------------------------                  -------------------------------------
                                       Its: Vice President, Business Development

/s/ Bridgett Fitzpatrick
-------------------------
As to Assignor

                                       INTERNATIONAL PERIODICAL
                                       DISTRIBUTORS, INC.

/s/ Delia Everett                     By: /s/ Norman Raben
-------------------------                  -------------------------------------
                                       Its: Norman Raben
Delia Everett
-------------------------
As to Assignee

                                LEASE AGREEMENT

This lease agreement is made and entered into as of this ___ day of [1] September, 1995, at Milan, Ohio, by and between Milan Industrial Park, a ______, hereinafter called Lessor, and Eastern News Distributors, Inc., a New York corporation and a wholly owned subsidiary of The Hearet Corporation, hereinafter called Lessee.

                  ARTICLE 1. DEMISE, DESCRIPTION, USE AND TERM

         1.01 Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, that certain property, hereinafter called the leased premises, situated in the Township of Milan, Erie County, Ohio, more particularly described on Exhibit A attached hereto, together with the Improvements which are to be constructed thereon by Lessor in accordance with Article 7 hereof which shall contain 75,000 square foot of manufacturing, warehouse and distribution space, and 7,500 square feet of office space, to be used only as a manufacturing, warehouse and distribution facility and for no other purpose, for an initial term of approximately one hundred and twenty (120) months commencing on the Commencement Date (as defined in Article 7) and ending on the last day of the month which is one hundred twenty (120) months after the Commencement Date, for the minimum rental determined and payable as specified in Article 2, provided that if Lessee is not then in default beyond the applicable cure period it may, by written notice delivered to Lessor at least ninety (90) days prior to the then expiring term, have two (2) extension terms of five (5) years' each, on the same terms and conditions as the initial term, except that the minimum rental in each extension term shall be determined under
Article 2, Section 2.02.

                                 ARTICLE 2. RENT

         2.01 Lessee shall pay Lessor at 12508 U.S. Rte. 250 N., Milan, Ohio 44846, or at such other place as Lessor shall designate from time to time in writing, as rent for the leased premises: During the initial term, the minimum base annual rental sum of Two Hundred Eighty Eight Thousand Seven Hundred Fifty Dollars ($288,750), payable without demand and without setoff or deduction except as herein specifically permitted, in equal monthly installments of Twenty Four Thousand Sixty-Two and 50/100 Dollars ($24,062.50) each in advance on the first day of each calendar month commencing with the first day of the month next succeeding the commencement Data, which shall be known as the "Anniversary Date" of each year of the Lease.

         2.02 The minimum annual base rental during each year of the first extension term shall be Two Hundred and Six Thousand Two Hundred Fifty Dollars ($206,250.00), payable without demand and without setoff or deduction except as herein specifically permitted, in equal monthly installments of Seventeen Thousand One Hundred Eighty-Seven and 50/100 Dollars ($17,187.50) in accordance with the same terms and conditions set forth in Section 2.01. The minimum annual lease rental during each year of the second extension term shall be Two Hundred Forty-Three Thousand Three Hundred Seventy-Five Dollars ($243,375.00),

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payable without demand and without setoff or deduction except as herein specifically permitted, in equal monthly installments of Twenty Thousand Two Hundred Eighty-One and 25/100 Dollars ($20,281.25) in accordance with the same terms and conditions set forth in Section 2.01.

                                ADDITIONAL RENTAL

         2.03 Lessee agrees to pay during the term of this Lease as rent, without demand setoff or deduction except as herein specifically permitted, in addition to the minimum rental hereinbefore provided, the following:

                             UTILITIES AND CHARGES

                  (a) All utility charges, including telephone, electric, gas, water and sewer/septic charges, all garbage and/or trash collection charges, and snow and ice removal costs assessed or imposed on the leased premises shall be timely paid by Lessee. Lessee shall place in its name all utility services it is responsible for. Lessee shall hold Lessor harmless from any liability with respect to those utilities and charges for which Lessee is responsible.

                        ARTICLE 3. TAXES AND ASSESSMENTS

         3.01 Lessee agrees to pay and discharge all real estate taxes and general and special assessments as may be levied against the leased premises and are payable during the term of this lease. Lessor represents that only the following special

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assessments are in existence with respect to the leased premises as of the date of this Lease: [2] None. Further Lessee shall not be responsible for special assessments which are levied or assessed to pay for Improvements which are the responsibility of lessor to install under Article 7. Any special assessment for which Lessee is responsible shall be spread over the longest period permitted by law and Lessee shall be responsible only for installments of special assessments which are payable during the term of this Lease. All taxes and assessments payable for periods, part of which are within the term of this Lease and part of which are not, shall be prorated between lessor and Lessee based upon the number of days in such period that the Lease was in force.

         3.02 Lessee shall pay all taxes upon the operation of its business and the contents of the premises.

         3.03 Lessee reserves the right to contest by appropriate procedures any tax with respect to the leased premises or the improvements thereon. Lessor agrees to cooperate with Lessee in any such contest.

         3.04 Lessor covenants and agrees to comply in all respects with the Ohio Enterprise Zone Agreement dated July 13, 1995, between Lessor, Lessee and the Board of county Commissioners of Erie County, Ohio (the "Tax Abatement Agreement") in order to preserve and maintain for the benefit of Lessee the real property tax abatement granted therein.

                              ARTICLE 4. INSURANCE

         4.01 Lessee will maintain fire and extended coverage insurance upon the Improvements during the term hereof and shall name Lessor as an additional insured thereon. The fire and [ILLEGIBLE] coverage insurance shall include one year's rent [ILLEGIBLE] less coverage.

         4.02 Lessee, at its own cost and expense, shall obtain and maintain in full force and effect at all times during the continuance or this Lease (a) comprehensive general liability insurance for bodily injury or death occurring upon, in or about the leased premises, such insurance to afford protection to the limit of not less than Three Million Dollars ($3,000,000.00) in respect of bodily injury or death to any one person, and to the limit of not less than Three Million Dollars ($3,000,000.00) in respect to any one accident; and (b) for property damage, including fire and extended coverage insurance on Lessee's fixtures, goods, wares, equipment and merchandise in, on or about the leased premises, such insurance to afford protection to the limit of not less than replacement cost. Lessee agrees to cause the insurance companies issuing the aforesaid policies to forward to Lessor certificates of insurance for the same.

                         ARTICLE 5. WASTE AND NUISANCE

         5.01 Lessee shall not commit, or suffer to be committed, any waste on the Leased premises, nor shall Lessee maintain, commit, or permit the maintenance or commission of any

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nuisance on the leased premises or use the leased premises for any unlawful purpose.

                               ARTICLE 6. REPAIRS

         6.01 Except to the extent the same is the obligation of Lessor under
Section 6.02, Lessee agrees to keep the leased premises in good order and repair, reasonable wear and tear and damage by casualty excepted. Lessee further agrees to keep the leased premises clean, and to maintain, repair or replace all broken or damaged doors, windows, all utility fixtures and lines including plumbing and lighting, and pipes, floors, stairways, railings, loading facilities, parking lots and all exterior lighting or other portions of the leased premises which are not Lessor's responsibility under Section 6.02. Lessee shall provide new filters for the heating and air conditioning unit at least once every month. Lessee shall, at its sole cost and expense, maintain and repair the heating and air conditioning facilities and electrical lighting and the same shall be returned to Lessor at the end of the term in the same condition as they are now or may be put in during the initial term by Lessee, reasonable wear and tear and damage by casualty only excepted. Notwithstanding anything contained in this Article 6 to the contrary, Lessee shall not be responsible for making repairs, replacements, or maintenance which is Lessor's responsibility under Section 6.02 or where the same have been determined by Lessor and Lessee to have been the result of the actions, whether negligent or otherwise, of Lessor's general contractor or its subcontractors.

                                 LESSOR'S DUTY

         6.02 Lessor will maintain in good condition and repair and replace, if necessary, the roof and exterior of the building, the foundation and all structural walls of the building and all water and sewer lines and other utility lines to the outside building wall. Lessor will bring the necessary telephone and other utility lines to the building and Lessee shall thereafter be solely responsible for the further installation and maintenance of its telephone system.

    ARTICLE 7. INITIAL CONSTRUCTION, ALTERATIONS, IMPROVEMENTS, AND FIXTURES

         7.01 Lessor shall be responsible for the construction of the building and other improvements described on Exhibit B attached hereto (the "Improvements"), in accordance with Lessee's outline Specifications attached hereto as EXHIBIT "C" and all drawings, specification, construction memoranda and other information related thereto, as prepared by Lessee (collectively referred to as the "Plans"). Lessor, at its sole cost and expense, shall complete the Improvements in accordance with the Plans, including any additional work required to complete the Improvements and as otherwise reasonably contemplated within the scope of the specific work set forth in the Plans ("Landlord's Construction").

         The Plans shall be submitted by Lessee to Lessor by _____, 199___.

         7.02 The Improvements shall be completed and delivered to Lessee promptly and with due diligence. If Lessor has not commenced construction by September [3] 30, 1995, Lessee may terminate this lease on written notice to Lessor. Lessor shall diligently prosecute Lessor's Construction to completion without interruption or delay, in a good and workmanlike manner, using good materials in accordance with the Plans, and in compliance with all applicable laws and regulations of federal, state and municipal governments, or any department or division thereof, including building and other codes. Lessor, at Lessor's expense, shall procure all building and other permits and approvals necessary for performing Lessor's Construction. If Lessor's construction is not completed by December 1, 1995 subject to delays due to labor disputes, fire, unusual delays in transportation and materials, adverse weather conditions not reasonably anticipated, unavoidable casualties or other causes beyond Lessor's control. Lessee shall have the right, in addition to any other rights and remedies available to Lessee at law or in equity, to terminate this Lease by written notice to Lessor. Upon completion of Lessor's Construction, Lessor and Lessee shall jointly inspect the Improvements and prepare an agreed upon punchlist which shall be corrected by Lessor within thirty (30) days. Upon Lessee's acceptance of the Improvements, Lessor shall deliver possession to Lessee, which date of possession shall be the Commencement Date under this Lease.

         7.03 Lessor shall unconditionally guarantee all work performed by or for Lessor in the construction of the Improvements against defective workmanship and materials for the period of one (1) year from the Commencement Date. Lessor shall assign to Lessee any and all guarantees and/or warranties of workmanship and materials which it may receive or which are required in the Plans with respect to those portions of the Improvements required to be maintained and repaired by Lessee hereunder.

         7.04 Lessee may, at its own expanse, from time to time, make such alterations, additions or changes, structural or otherwise, in and to the leased premises as it may deem necessary or suitable; provided, however, Lessee shall obtain Lessor's prior written consent to drawings and specifications for structural alterations, additions or changes, which consent shall not be unreasonably withheld or delayed; provided, further, Lessor shall not withhold its consent thereto if the structural integrity of the Improvements will not be impaired by such work. The term "structural changes", as used herein, shall not include moving of non-load bearing walls, relocation of building entry doors, minor plumbing and electrical work, and other modifications which do not reduce or impair the value or utility of the Improvements. Lessor, at Lessor's cost, shall cooperate with Lessee in securing building and other permits or authorizations required from time to time for any work permitted hereunder or for installations permitted hereunder by Lessee. All such alterations additions, or changes shall be done in accordance with all applicable laws, rules, regulations, and orders, including applicable building codes. Lessee shall not allow any mechanic's liens to be filed as a consequence of the alterations or changes made by Lessee and if any are filed Lessee will cause them to be removed (or bonded) within thirty (30) days after notice.

         7.05 If Lessee desires to add additional space to the leased premises (an "Addition"), it may do so in accordance with the requirements and limitations of Section 7.04 hereof, or it may require that Lessor construct the Addition in accordance with the following terms and conditions:

         (a) Lessee shall submit drawings and specifications for the Addition to Lessor for Lessor's approval, which may not be unreasonably withheld or delayed;

         (b) Lessor shall cause the Addition to be commenced promptly after the drawings and specifications are approved and shall diligently pursue the completion of construction without interruption in accordance with a mutually approved construction schedule;

         (c) Lessor shall obtain a minimum of three bids for each major trade for the work, which bids shall be subject to the reasonable approval of Lessor and Lessee. Lessor shall be responsible for the payment of the entire cost of the work, subject to the rent adjustment in subparagraph (d) below; and

         (d) The actual out-of-pocket cost of the work shall be the "Total Cost" of the work. Commencing with the first month following substantial completion of the work, the monthly base rent shall be increased by the amount required to amortise the Total Cost over the balance of the then term of this lease at an interest rate equal to [4] 2% per annum above the rate of interest incurred by Lessor on the funds borrowed by Lessor to construct the Addition, which Lessor represents shall be the best rate then available to Lessor from commercial lending sources in the Milan area provided, however, at Lessee's option, Lessee may then exercise any of the remaining options to extend the term and

[5] [ILLIGIBLE]mortize the Total Cost over the balance of the term as extended.

                        ARTICLE 8. SURRENDER OF PREMISES

         8.01 Lessee shall, without demand therefor and at its own cost and expense within ten (10) days after expiration or sooner termination of the term hereof or of any extended term hereof remove all property belonging to Lessee and all alterations, improvements and fixtures which by the terms hereof Lessee is permitted to remove, repair all damage to the leased promises caused by such removal, and restore the leased premises to the condition they were in prior to the installation of the property so removed. Any property not so removed shall be deemed to have been abandoned by Lessee and may be retained or disposed of by Lessor.

          ARTICLE 9. DESTRUCTION OR DAMAGE BY FIRE AND OTHER CASUALTY

         9.01 If the leased premises are damaged or destroyed in whole or in part by fire or other casualty during the term hereof, Lessor shall repair and restore the same to a tenantable condition following the occurrence thereof and the rent herein provided shall abate entirely in case the entire leased premises are untenantable and pro rata for the portion rendered untenantable in case a part only is untenantable, until the same shall be restored to a tenantable condition. Such repairs and/or restoration shall be commenced by Lessor within forty-five (45) days after the date of any such damage or destruction and shall be substantially completed within ninety (90) days from the commencement of restoration, due regard being had to unusual conditions including, but not limited to, strikes, lockouts, unusual delays in transportation of material, adverse weather conditions not reasonably anticipated, unavoidable casualties, and acts of God. In the event the said work is not commenced within said forty-five (45) day period, unless the commencement is delayed because of unavailability of labor due to strikes or lockouts, adverse weather conditions or unavailability of material for any reason whatsoever, then Lessee may at its option terminate this lease by a written notice to Lessor. In the event the total cost of repairing and/or restoring the damaged or destroyed buildings exceeds the total amount received by Lessor from all policies of insurance obtained and maintained by Lessee in accordance with Article 4 hereof and Lessee will not agree to fund the difference, than Lessor may, at its election (a) terminate this Lease by a written notice to Lessee; or (b) complete such repairs or restoration. In the event the destruction or damage occurs at any time during the last six (6) months of the initial term or any renewal of this Lease, Lessor shall not be obligated to repair and/or restore unless Lessee shall first elect to exercise its next remaining option to renew, if any. If Lessee shall not so agree, than Lessor may, at its option, terminate this Lease by a written notice to Lessee. Upon any termination of this Lease under this Article 9 the obligations of Lessee hereunder shall cease as of the effective date of such termination.

                           ARTICLE 10. EMINENT DOMAIN

         10.01 In the event the entire leased premises are taken for any public or quasi public use, under any Statute or by right of eminent domain, or if any part of the leased premises are taken and the part not taken is insufficient for the reasonable operation of lessee's business, then in either of such events this Lease shall terminate on the date when possession is required for the public use, and all rents, taxes and other charges shall be prorated and paid to such date. In the event only part of the leased premises and/or buildings thereon are so taken and the part not so taken shall be sufficient in Lessee's judgment for the reasonable operation of Lessee's business, this Lease shall remain unaffected except that (a) Lessee shall be entitled to a pro rata reduction in the rent to be paid hereunder, based on the proportion which the rental value of the portion of the leased premises so taken bears to the rental value of the entire leased premises originally demised, and (b) Lessor shall promptly after such taking and at Lessor's own cost and expense, restore that part of the building not so taken to as near its former condition as the circumstances will permit. In case of any such taking, whether of all or any part of the leased premises and regardless of whether this Lease survives, Lessee shall, however, be entitled to claim, prove and receive in such condemnation proceedings, such award as may be allowed for damages based on ownership of leasehold improvements, loss or business, money, expenses, business relocation expenses and other damages available under the applicable law.

                             ARTICLE 11. INDEMNITY

         11.01 Lessee agrees to indemnify and hold Lessor harmless against any and all claims, demands, damages, costs and expenses, including reasonable attorneys' fees for the defence thereof, arising from the conduct or management of Lessee's business on or about the leased premises or from any breach on the part of Lessee of any condition of this Lease, or from any negligent or reckless act of Lessee, its agents, contractors, employees, subtenants, if any, concessionaires, or licenses in or about the leased premises. In case of any action or proceeding brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, covenants to defend such action or proceeding by counsel reasonably acceptable to Lessor.

                       ARTICLE 12. DEFAULTS AND REMEDIES

         12.01    If Lessee shall allow the rent to be in arrears more than ten
(10) days following written notice thereof, or shall remain in default under any other condition of this Lease for a period of thirty (30) days following written notice thereof (unless the same cannot reasonably be cured within said thirty
(30) day period, in which event Lessee shall not be in default if it diligently pursues such cure to completion), or should any other person than Lessee secure possession of the premises, or any part thereof, by reason of any receivership, bankruptcy proceeding, or other operation of law in any manner whatsoever and such possession is not returned to Lessee within sixty (60) days, Lessor may, at its option, without notice to Lessee, terminate this Lease, or in the alternative, Lessor may re-enter and take possession of said premises and remove all persons and property therefrom, without being deemed guilty of any manner of Trespass, and relet the leased promises or any part hereof, for all or any part of the remainder of said term, to a party satisfactory to Lessor, and at such monthly rental as Lessor may with reasonable diligence be able to secure. Should Lessor be unable to relet after reasonable efforts to do so, or should such monthly rental be less than the rental Lessee was obligated to pay under this Lease, or any renewal thereof, plus the expense of reletting, the Lessee shall pay the amount of such deficiency to Lessor.

    All rights and remedies of Lessor under this Lease shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefore arises.

                       ARTICLE 13. INSPECTION BY LESSOR

         13.01 Lessee shall permit Lessor and its agents to enter into and upon the leased premises at all reasonable times upon reasonable prior notice for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to the Improvements.

                      ARTICLE 14. ASSIGNMENT AND SUBLEASE

         14.01 Lessee shall not assign this Lease nor sublet all or any portion of the leased premises without the prior written consent of Lessor, which consent shall not be unreasonably withheld or delayed, and further provided that Lessee shall remain liable to the Lessor hereunder.

         14.02 Notwithstanding the foregoing, Lessee may, upon prior written notice to Lessor and without Lessor's consent, transfer, assign or sublet the leased premises or any part thereof to (a) any entity owned or controlled by or under common control with Lessee or the Hearst Corporation, (b) any successor, by merger or otherwise, to all or substantially all of the assets of Lessee or
(c) to any entity or party with a net worth in excess of $10,000,000 but in any such event Lessee shall remain responsible for the obligations of the lessee under this lease.

                           ARTICLE 15. MISCELLANEOUS

         15.01 All notices provided to be given under this agreement shall be deemed given when received by certified mail or registered mail, addressed to the proper party, at the following address:

         Lessor: ______________________
                 ______________________
                 ______________________

         Lessee: ______________________
                 ______________________
                 ______________________

                                 PARTIES BOUND

         15.02 This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns when permitted by this agreement.

                               OHIO LAW TO APPLY

         15.03 This agreement shall be construed under and in accordance with the laws of the State of Ohio.

                               LEGAL CONSTRUCTION

         15.04 In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this Lease shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                         ROLE AGREEMENT OF THE PARTIES

         15.05 This Lease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter.

                                   AMENDMENT

         15.06 No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

                               WAIVER OF DEFAULT

         15.07 No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Lease shall be deemed to be a waiver of any breach of the same of any other term, condition, or covenant contained herein.

                               PEACEFUL ENJOYMENT

         15.08 Lessee, upon paying the rent and keeping and performing the covenants of this Lease, on its part to be kept and performed, shall peacefully and quietly hold, occupy and enjoy the premises during the term hereof, and any renewal thereof, without any hindrance or molestation by any person whatsoever. Lessor covenants and agrees that it is the owner of the leased premises in fee simple subject only to the exceptions to title listed on Exhibit D.

         15.09 Upon written request by Lessor, Lessee shall execute and deliver an agreement subordinating this Lease to any first mortgage upon the leased premises, provided, however, such subordination shall be upon the express condition that the validity of this Lease shall be recognised by the mortgages and that, notwithstanding any default by the mortgagor with respect to said mortgage or any foreclosure thereof, Lessee's possession and right of use under this Lease in and to the leased premises shall not be disturbed by such mortgages unless and until Lessee shall breach any of the provisions hereof and this Lease or Lessee's right to possession hereunder shall have been terminated in accordance with the provisions of this Lease.

         15.10 In the event Lessor shall fail to perform any obligation specified in this Lease, then Lessee may, after the continuance of any such default for thirty (30) days after written notice thereof by Lessee to Lessor, do all necessary work and make all necessary payments in connection therewith and Lessor shall, on demand, pay Lessee, forthwith, the amount no paid by Lessee from the date of payment until re-payment and Lessee may, to the extent necessary, withhold any and all rent payments and other payments thereafter due to Lessor and apply the same to the payment of such indebtedness.

         15.11 Lessor represents that it has made a thorough investigation of the physical condition of the leased premises, that it is fully familiar with the present and prior uses of the leased, premises and that there are not now or have there been any toxic or hazardous wastes or substances used, generated, stored, treated or disposed on the leased premises. Lessor hereby, indemnifies Lessee from and against any loss, liability, claim or expense, including, without limitation, cleanup, engineering and attorney's fees and expenses that Lessee may incur by reason of the above representation being false or by reason of any investigation or claim of any governmental agency or third parties in connection therewith. Lessor's representations' and indemnity to Lessee under this paragraph shall survive the cancellation or termination of this Lease.

         15.12 In the absence of any written agreement to the contrary, if Lessee should remain in occupancy of the leased premises after the expiration of the lease term it shall so remain as a tenant from month to month and all provisions of this Lease applicable to such tenancy shall remain in full force and effect.

         15.13 The conditions, covenants and agreement contained in this Lease shall be binding upon and inure to the benefit of the parties hereof and their respective heirs, executors, administrators, successors and assigns. All covenants and agreements of this Lease shall run with the land.

         15.14 The parties hereto have, simultaneously with the execution and delivery of this Lease, executed and delivered a Memorandum of Lease which Lessor shall, at its sole expense, cause to be recorded within sixty (60) days following delivery of this Lease and returned to Lessee by Lessor within sixty
(60) days thereafter.

                                PURCHASE RIGHTS

         16.01 In the event that Lessor, during the initial or any renewal term of this Lease, shall receive a bona fide offer for the purchase of the leased premises, which offer Lessor shall be ready and willing to accept, Lessor shall give Lessee written notice of the terms and conditions as contained in such offer. Lessee may exercise its right of first refusal by giving

Lessor written notice within said thirty (30) day period and such notice by Lessee shall create a binding purchase agreement between Lessor and Lessee upon the terms and conditions contained in the offer except that Lessee shall not be required to close the purchase until a minimum of sixty (60) days after Lessee exercises its right of first refusal.

         16.02 Lessor hereby grants to Lessee the option to purchase the leased premises at the expiration of the [6] second renewal term of this Lease (provided Lessee shall have exercised its rights to renew this lease for the first and second renewal terms) on the following terms and conditions:

                  (a) Lessee must exercise its option by delivering written notice to Lessor at least sixty (60) days prior to the expiration of the initial or any renewal term of this Lease.

                  (b) The purchase price for the leased premises shall be the greater of $2,000,000 or the "fair market value" of the leased premises as of the date Lessee exercises its option to purchase. The fair market value shall be determined by mutual agreement of Lessor and Lessee within thirty (30) days after Lessee exercises its option. If Lessor and Lessee cannot agree on the fair market value within said thirty (30) day period, each party shall select an MAI appraiser who together shall determine the fair market value of the leased premises. If the two appraisers cannot agree on the value the two appraisers shall select a third MAI appraiser and the purchase price shall be the value determined by the third appraiser.

                  (c) Lessor shall convey the Leased property to Lessee by general warranty deed subject to such exceptions to title as are approved by Lessee.

                  (d) Lessor shall pay the cost of conveyance fees and transfer taxes. Lessee shall pay the cost of title insurance and the cost of recording the deed.

                  (e) The closing date shall be determined by Lessee but shall not be Later than ninety (90) days after Lessee exercises its option to purchase.

                   ARTICLE 17. RESERVATION OF EASEMENT RIGHTS

         17.01 Lessor reserves the right to permit the owners Lessees or occupants of an approximately ten (10) acre of real property identified on the site plan attached hereto as EXHIBIT E to use the driveway to be constructed by Lessor as shown on said EXHIBIT E for access to U.S. Highway $250, provided that from and after the date that such party or parties commence to use the driveway, one-half of the cost of maintaining, snow removal, repaying and replacing that portion of the driveway used by such party of parties shall be paid by Lessor to Lessee within twenty (20) days after receipt of an invoice from Lessee for such cost, and if payment is not so made Lessee pay not off Lessor's share of such cost against rent.

         IN WITNESS WHEREOF, the undersigned Lessor and Lessee hereto execute this agreement as of the day and year first above written.

Signed and acknowledged                      LESSOR:
in the presence of:                          MILAN INDUSTRIAL PARK

_______________________                      By_________________________
                                               Managing Partner.

_______________________

                                             LESSEE:
                                             EASTERN NEWS DISTRIBUTORS

_______________________                      By:________________________

_______________________                      By:________________________

AMENDMENT TO LEASE AGREEMENT OF 9/26/95
MILAN INDUSTRIAL PARK/EASTERN NEWS DIST., INC.
PAGE TWO

State of Ohio  )
               ) ss:
County of Erie )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harry Perdue, Jr., who acknowledged himself to be the President of Milan Industrial Park, Ltd., and that he, as such President, being authorized to do so, executed the foregoing Amendment to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Sandusky, Ohio, this 1 day of October, 1996.

                                            /s/ Shelda L. Robbins
                                            -------------------------
                                            Notary Public

                                               SHELDA L. ROBBINS
                                            Notary Public, State of Ohio
                                            My Commission Expires 12/9/97

State of Ohio )
              ) ss:
County of Erie)

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harry Perdue, Jr., who acknowledged himself/herself to be the Landlord of Eastern News Distributors, Inc., and that he/she, as such Landlord, being authorized to do so, executed the foregoing Amendment to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself/herself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at notary, _________________, this 1 day of October, 1996.

                                            /s/ Shelda L. Robbins
                                            -----------------------
                                            Notary Public

                                               SHELDA L. ROBBINS
                                            Notary Public, State of Ohio
                                            My Commission Expires 12-9/97

This Amendment to the Lease Agreement dated September 26, 1995, was prepared by Robert M. Moore, Muehlhauser & Moore, Attorneys at Law, 422 Columbus Avenue, P.O. Box 790, Sandusky, Ohio 44870.

AMENDMENT TO LEASE AGREEMENT OF 9/26/95
MILAN INDUSTRIAL PARK/EASTERN NEWS DIST., INC.
PAGE TWO

State of Ohio  )
               ) ss:
County of Erie )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harry Perdue, Jr., who acknowledged himself to be the President of Milan Industrial Park, Ltd., and that he, as such President, being authorized to do so, executed the foregoing Amendment to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Sandusky, Ohio, this 1 day of October, 1996.

                                            /s/ Shelda L. Robbins
                                            --------------------
                                            Notary Public

                                              SHELDA L. ROBBINS
                                            Notary Public, State of Ohio
                                            My Commission Expires 12/9/97

State of Ohio   )
                ) ss:
County of Erie )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harry Perdue, Jr., who acknowledged himself/herself to be the Landlord of Eastern News Distributors, Inc., and that he/she, as such Landlord, being authorized to do so, executed the foregoing Amendment to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself/herself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at notary, _____________, this 1 day of October, 1996.

                                            /s/ Shelda L. Robbins
                                            -----------------------
                                            Notary Public

                                              SHELDA L. ROBBINS
                                            Notary Public, State of Ohio
                                            My Commission Expires 12-9/97

This Amendment to the Lease Agreement dated September 26, 1995, was prepared by Robert M. Moore, Muehlhauser & Moore, Attorneys at Law, 422 Columbus Avenue, P.O. Box 790, Sandusky, Ohio 44870.

    SECOND ADDENDUM TO LEASE AGREEMENT EXECUTED SEPTEMBER 26, 1995 BETWEEN MILAN INDUSTRIAL PARK AND EASTERN NEWS DISTRIBUTORS, INC.

         On the 1 day of July 1999, the MILAN INDUSTRIAL PARK, an Ohio limited liability company, the LESSOR, and EASTERN NEWS DISTRIBUTORS, INC., a New York corporation and a wholly owned subsidiary of The Hearst Corporation, the LESSEE, hereby amends the lease dated September 26, 1995, to provide as follows:

         WHEREAS, LESSOR agrees to install three (3) dock doors and relocate the trash compactor at the leased premises; and

         WHEREAS, the LESSEE agrees to pay Five Hundred One and 93/100 Dollars ($501.93) per month to the LESSOR beginning, on July 1, 1999, for seventy-eight
(78) months, which shall be in addition to the rent the LESSEE pays to LESSOR as set forth in Article 2 of the September 26, 1995, lease.

         NOW THEREFORE, in consideration of the promises, mutual covenants, and representations contained herein, the LESSOR and the LESSEE agree to the above-captioned terms and conditions. Except as hereby amended, all terms, conditions, and provisions of the September 26, 1995 lease shall remain in full force and effect and the parties hereto ratify the same.

         IN WITNESS WHEREOF, the LESSEE and LESSOR have entered into this Second Addendum to Lease Agreement as set forth on the date above.

                                            MILAN INDUSTRIAL PARK, LTD.

[ILLEGIBLE]                                 By:/s/ Harry Perdue
------------------------                       -----------------------------
Witness                                        Harry Perdue, Jr., President

[ILLEGIBLE]
-------------------------
Witness

                                            EASTERN NEWS DISTRIBUTORS, INC.

[ILLEGIBLE]                                 By: /s/ Donald Hawkins
--------------------------                     ----------------------------
Witness

[ILLEGIBLE]
--------------------------
Witness

SECOND ADDENDUM TO LEASE AGREEMENT OF 9/26/95
MILAN INDUSTRIAL PARK/EASTERN NEWS DIST., INC.
PAGE TWO

State of Ohio  )
               ) ss:
County of Erie )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harry Perdue, Jr., who acknowledged himself to be the President of Milan Industrial Park, Ltd., and that he, as such President, being authorized to do so, executed the foregoing Second Addendum to the Lease Agreement dated September 26, 1995, for the purpose therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Milan, Ohio, this 1st day of July, 1999.

                                            /s/ Shelda L. Robbins
                                            -------------------------
                                            Notary Public

State of Ohio  )                              SHELDA L. ROBBINS
               ) ss:                        Notary Public, State of Ohio
County of Erie )                            My Commission Expires 11/19/02

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Donald Hawkins, who acknowledged himself/herself to be the Director of Eastern News Distributors, Inc., and that he/she, as such Director, being authorized to do so, executed the foregoing Second Addendum to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself/herself as Eastern News.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Milan, Ohio, this 1st day of July, 1999.

                                            /s/ Shelda L. Robbins
                                            -------------------------
                                            Notary Public

                                              SHELDA L. ROBBINS
                                            Notary Public, State of Ohio
                                            My Commission Expires 11/19/02

This First Addendum to the Lease Agreement dated September 26, 1995, was prepared by Robert M. Moore, Muehlhauser & Moore, Attorneys at Law, 422 Columbus Avenue, P.O. Box 790, Sandusky, Ohio 44870.

                          MEMORANDUM OF LEASE ADDENDUM

         On the 1 day of July, 1999, the Second Addendum of the September 26, 1995, lease was entered into between Milan Industrial Park, Ltd. and Eastern News Distributors, Inc. This Memorandum of Lease Addendum is presented for recording:

         1.       Name of lessor in lease: Milan Industrial Park, Ltd.

         2.       Name of lessee therein: Eastern News Distributors, Inc.

         3. Addresses set forth in lease as addresses of lessor and lessee:
                  Lessor: 250 West 55th St., Rm. 201, New York, NY 10011
                  Lessee: 12508 St. Rt. 250, Milan, OH 44846

         4.       Date of Lease: September 26, 1995

         5.       Date of Lease Addendum: 1 July 1999

         6.       Description of leased premises as set forth in lease.

                             SEE ATTACHED EXHIBIT A

         7.       Term of the Addendum to lease: Seventy-eight months.

SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:                                  LESSOR

                                            Milan Industrial Park, Ltd.

[ILLEGIBLE]                                 By: /s/ Harry A. Perdue, Jr.
--------------------------                      ----------------------------
Witness                                         Harry A. Perdue, Jr.
                                                President

[ILLEGIBLE]
--------------------------
Witness

                                                         LESSEE

                                            Eastern News Distributors, Inc.

[ILLEGIBLE]                                 By: /s/ Donald Hawkins
--------------------------                      ----------------------------
Witness

                                            Its ___________________________

[ILLEGIBLE]
--------------------------
Witness

STATE OF OHIO   )
                ) ss:
COUNTY OF ERIE  )

         Before me, a Notary Public, in and for said County and State, personally appeared the above named Harry A. Perdue, Jr. who acknowledged himself to the President of Milan Industrial Park, Ltd. and that he, as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Sandusky, Ohio, this 1st day of July, 1999.

                                                        /s/ Shelda L. Robbins
                                                        ---------------------
                                                        Notary Public

                                                        SHELDA L. ROBBINS
                                                  Notary Public, State of Ohio
                                                  My Commission Expires 11/19/02
STATE OF OHIO   )
                ) ss:
COUNTY OF ERIE  )

         Before me, a Notary Public, in and for said County and State, personally appeared the above named Donald Nawkins who acknowledged himself to the Director of Eastern News Distributors, Inc. and that he, as such Director being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Eastern News.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Sandusky, Ohio, this 1st day of July, 1999.

                                                        /s/ Shelda L. Robbins
                                                        ---------------------
                                                        Notary Public

                                                       SHELDA L. ROBBINS
                                                  Notary Public, State of Ohio
                                                  My Commission Expires 11/19/02

         This instrument was prepared by Robert M. Moore, MUEHLHAUSER & MOORE, 422 Columbus Avenue, P.O. Box 790, Sandusky, Ohio 44870.

  SECOND ADDENDUM TO LEASE AGREEMENT EXECUTED SEPTEMBER 26, 1995 BETWEEN MILAN
              INDUSTRIAL PARK AND EASTERN NEWS DISTRIBUTORS, INC.

         On the 1 day of July 1999, the MILAN INDUSTRIAL PARK, an Ohio limited liability company, the LESSOR, and EASTERN NEWS DISTRIBUTORS, INC., a New York corporation and a wholly owned subsidiary of The Hearst Corporation, the LESSEE, hereby amends the lease dated September 26, 1995, to provide as follows:

         WHEREAS, LESSOR agrees to install three (3) dock doors and relocate the trash compactor at the leased premises; and

         WHEREAS, the LESSEE agrees to pay Five Hundred One and 93/100 Dollars ($501.93) per month to the LESSOR beginning, on July 1, 1999, for seventy-eight
(78) months, which shall be in addition to the rent the LESSEE pays to LESSOR as set forth in Article 2 of the September 26, 1995, lease.

         NOW THEREFORE, in consideration of the promises, mutual covenants, and representations contained herein, the LESSOR and the LESSEE agree to the above-captioned terms and conditions. Except as hereby amended, all terms, conditions, and provisions of the September 26, 1995 lease shall remain in full force and effect and the parties hereto ratify the same.

         IN WITNESS WHEREOF, the LESSEE and LESSOR have entered into this Second Addendum to Lease Agreement as set forth on the date above.

                                              MILAN INDUSTRIAL PARK, LTD.

/s/ [ILLEGIBLE]                               By: /s/ Harry Perdue, Jr.
---------------------                             ----------------------
Witness                                           Harry Perdue, Jr., President

/s/ [ILLEGIBLE]
---------------------
Witness                                       EASTERN NEWS DISTRIBUTORS, INC.

/s/ [ILLEGIBLE]                               By: /s/ Donald Hawkins
---------------------                             ----------------------
Witness

/s/ [ILLEGIBLE]
---------------------
Witness

SECOND ADDENDUM TO LEASE AGREEMENT OF 9/26/95
MILAN INDUSTRIAL PARK/EASTERN NEWS DIST., INC.
PAGE TWO

State of Ohio    )
                 ) ss:
County of Erie   )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Harry Perdue, Jr., who acknowledged himself to be the President of Milan Industrial Park, Ltd., and that he, as such President, being authorized to do so, executed the foregoing Second Addendum to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Milan, Ohio, this 1st day of July, 1999.

                                                        /s/ Shelda L. Robbins
                                                        ---------------------
                                                        Notary Public

                                                       SHELDA L. ROBBINS
                                                  Notary Public, State of Ohio
                                                  My Commission Expires 11/19/02

State of Ohio    )
                 ) ss:
County of Erie   )

         Before me, a Notary Public in and for said County and State, personally appeared the above-named Donald Hawkins, who acknowledged himself/herself to be the Director of Eastern News Distributors, Inc., and that he/she, as such Director, being authorized to do so, executed the foregoing Second Addendum to the Lease Agreement dated September 26, 1995, for the purposes therein contained by signing the name of the corporation by himself/herself as Eastern News.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Milan, Ohio, this 1st day of July, 1999.

                                                        /s/ Shelda L. Robbins
                                                        ---------------------
                                                        Notary Public

                                                       SHELDA L. ROBBINS
                                                  Notary Public, State of Ohio
                                                  My Commission Expires 11/19/02

This first Addendum to the Lease Agreement dated September 26, 1995, was prepared by Robert M. Moore, Muehlhauser & Moore, Attorneys at Law, 422 Columbus Avenue, P.O. Box 790, Sandusky, Ohio 44970.

                          MEMORANDUM OF LEASE ADDENDUM

         On the 1 day of July, 1999, the Second Addendum of the September 26, 1995, lease was entered into between Milan Industrial Park, Ltd. and Eastern News Distributors, Inc. This Memorandum of Lease Addendum is presented for recording:

         1.       Name of lessor in lease: Milan Industrial Park, Ltd.

         2.       Name of lessee therein: Eastern News Distributors, Inc.

         3. Addresses set forth in lease as addresses of lessor and lessee:
                  Lessor: 250 West 55th St., Rm. 201, New York, NY 10011
                  Lessee: 12508 St. Rt. 250, Milan, OH 44846

         4.       Date of Lease: September 26, 1995

         5.       Date of Lease Addendum: 1 July, 1999

         6.       Description of leased premises as set forth in lease.

                             SEE ATTACHED EXHIBIT A

         7.       Term of the Addendum to lease: Seventy-eight months.

SIGNED AND ACKNOWLEDGED
IN THE PRESENCE OF:                                       LESSOR

                                                Milan Industrial Park, Ltd.

/s/ [ILLEGIBLE]                               By: /s/ Harry A. Perdue, Jr.
------------------------                          --------------------------
Witness                                           Harry A. Perdue, Jr.,
                                                  President
/s/ [ILLEGIBLE]
------------------------
Witness

                                                          LESSEE

                                              Eastern News Distributors, Inc.

/s/ [ILLEGIBLE]                               By: /s/ Donald Hawkins
------------------------                          --------------------------
Witness
                                                Its:________________________
/s/ [ILLEGIBLE]
------------------------
Witness

STATE OF OHIO   )
                ) ss:
COUNTY OF ERIE  )

         Before me, a Notary Public, in and for said County and State, personally appeared the above named Harry A. Perdue, Jr. who acknowledged himself to the President of Milan Industrial Park, Ltd. and that he, as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Sandusky, Ohio, this 1st, day of July, 1999.

                                                   /s/ Shelda L. Robbins
                                                   ---------------------
                                                   Notary Public

                                                       SHELDA L. ROBBINS
                                                  Notary Public, State of Ohio
                                                  My Commission Expires 11/19/02

STATE OF OHIO   )
                ) ss:
COUNTY OF ERIE  )

         Before me, a Notary Public, in and for said County and State, personally appeared the above named Donald Hawkins who acknowledged himself to the Director of Eastern News Distributors, Inc. and that he, as such Director being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Eastern News.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal at Sandusky, Ohio, this 1st day of July, 1999.

                                                   /s/ Shelda L. Robbins
                                                   ---------------------
                                                   Notary Public

                                                       SHELDA L. ROBBINS
                                                  Notary Public, State of Ohio
                                                  My Commission Expires 11/19/02

         This instrument was prepared by Robert M. Moore, MUEHLHAUSER & MOORE, 422 Columbus Avenue, P. O. Box 790, Sandusky, Ohio 44870.

SECOND ADDENDUM TO LEASE AGREEMENT EXECUTED SEPTEMBER 26, 1995 BETWEEN MILAN INDUSTRIAL PARK AND EASTERN NEWS DISTRIBUTORS

         On the first day of July 1999, the MILAN INDUSTRIAL PARK, an Ohio limited company, the LESSOR, and EASTERN NEWS DISTRIBUTORS, a division of HEARST DISTRIBUTION GROUP, INC., the LESSEE, hereby amends the lease dated September 26, 1995, to provide as follows:

         WHEREAS, LESSOR agrees to install three (3) dock doors and relocate the trash compactor at the leased premises; and

         WHEREAS, the LESSEE agrees to pay Five Hundred One and 93/100 Dollars ($501.93) per month to the LESSOR beginning on July 1, 1999, for seventy-eight
(78) months, which shall be in addition to the rent the LESSEE pays to LESSOR as set forth in Article 2 of the September 26, 1995, lease.

         NOW THEREFORE, in consideration of the promises, mutual covenants, and representations contained herein, the LESSOR and the LESSEE agree to the above-captioned terms and conditions. Except as hereby amended, all terms, conditions, and provisions of the September 26, 1995 lease shall remain in full force and effect and the parties hereto ratify the same.

         IN WITNESS WHEREOF, the LESSEE and LESSOR have entered into this Second Addendum to Lease Agreement as set forth on the date above.

                                     MILAN INDUSTRIAL PARK, LTD.

/s/ [ILLEGIBLE]                      By: /s/ Harry Perdue, Jr. President
----------------------                   -------------------------------
Witness                              Harry Perdue, Jr., President

/s/ [ILLEGIBLE]
----------------------
Witness

                                     EASTERN NEWS DISTRIBUTORS
                                     DIVISION OF HEARST DISTRIBUTION GROUP, INC.
/s/ [ILLEGIBLE]
----------------------
Witness                              By: /s/ Donald Hawkins
                                         -------------------------------

/s/ [ILLEGIBLE]
----------------------
Witness